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                                                                EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 of our report dated June 17, 1995, on our audit of the 1994 consolidated financial statements of Amercian Safety Closure Corp. and Subsidiary. We also consent to the reference to our firm under the caption "Experts."




                                              URBACH KAHN & WERLIN PC



Glens Falls, New York
June 4, 1996